EX.99.906CERT.

          CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE INVESTMENT
              COMPANY ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, David K. Downes, President and Treasurer of The Community Reinvestment Act Qualified Investment Fund (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended November 30, 2004 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/ David K. Downes
-----------------------------
David K. Downes
President
February 8, 2005


/s/ David K. Downes
-----------------------------
David K. Downes
Treasurer
February 8, 2005

This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.